SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

____________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  September 4, 2008

Flex Resources Co. Ltd.
(Exact name of registrant as specified in its charter)

Nevada	333-146290	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2764 N. Green Valley Pkwy, St. 529, Henderson, Nevada	89014
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  702-739-4360

___________________________________________________ (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 4 – Matters Related to Accountants and Financial Statements

Item 4.01  Changes in Registrant’s Certifying Accountant.

(a)           Previous Independent Accountants.

Schumacher & Associates Inc.  (“Schumacher”) was previously the principal accountants for Flex Resources, Co. Ltd. (the “Company”). On September 4, 2008, the Company dismissed Schumacher as its principal accountants. The Company’s Board of Directors approved the decision to change independent accountants.

Schumacher’s audit report on the financial statements of the Company for the period from inception (December 15, 2006) through July 31, 2007 (the “Financial Statements”), contained no adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles, except that the audit report on the Financial Statements contained an uncertainty about the Company’s ability to continue as a going concern.

In connection with Schumacher’s audit for the period from inception (December 15, 2006) through July 31, 2007, and the subsequent interim period through September 4, 2008, there have been no disagreements with Schumacher on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Schumacher, would have caused it to make reference to the subject matter of the disagreements in connection with its audit report on the Financial Statements. Additionally, during the period from inception (December 15, 2006) through July 31, 2007, and the subsequent interim period through September 4, 2008, there have been no reportable events, as such term is defined in Item 304(a)(1)(v) of Registration S-K.

The Company requested that Schumacher furnish to the Company a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of such letter, dated September 4, 2008, is filed as Exhibit 16.1 to this Report.

(b)           New Independent Accountants.

On September 4, 2008, the Company engaged Maddox Ungar Silberstein, PLLC (“Maddox”) as the Company’s new independent accountants to audit the Company’s financial statements for the fiscal year ending July 31, 2008. The Company’s Board of Directors approved the Company’s engagement of Maddux.

During the period from inception (December 15, 2006) through July 31, 2007, and the subsequent interim period through September 4, 2008, the Company has not consulted with Maddox regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that Maddox concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of either a disagreement (as defined in Item 304 (a)(1)(iv) of Regulation S-K or the related instructions thereto) or a reportable event (as defined in Item 304 (a)(1)(v) of Regulation S-K).

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

16.1 Letter from Former Accountant

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Flex Resources Co. Ltd.

/s/ Michael Dendinger
Michael Dendinger
CEO

Date:   September 8, 2008